EXHIBIT 99.1

SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT

This Second Amendment to Note Purchase Agreement (“Amendment”) is dated as of November 9, 2005 by and between Small World Kids, Inc., a Nevada corporation (the “Company”), and St. Cloud Capital Partners L.P. (“Purchaser”).

RECITALS

A.            Purchaser and the Company have entered into that certain Note Purchase Agreement dated as September 7, 2004 (the “Note Purchase Agreement”) pursuant to which Purchaser purchased from the Company, and the Company sold to Purchaser a note (the “Initial Note”) in the principal amount of two million dollars ($2,000,000) (the “Initial Loan Amount”).

B.            Pursuant to an amendment to Note Purchase Agreement dated as of July 20, 2005 (the “First Amendment”), the Initial Loan Amount was increased to $2,500,000 (the “New Loan Amount”) through a loan to the Company of an additional $500,000.  The New Loan Amount was evidenced by an amended and restated note (the “Restated Note”).

C.            The Company has requested an extension, and Purchaser has agreed to extend, the maturity date of the Restated Note on the terms and conditions set forth herein.

AGREEMENTS

NOW, THEREFORE, in consideration of their respective promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the Company and Purchaser hereby agree as follows:

1.             ISSUANCE OF REPLACEMENT NOTE.

(a)           Subject to the terms and conditions set forth in this Agreement and in reliance upon the representations and warranties contained herein, the Company agrees to issue to Purchaser and Purchaser agrees to accept a new note (the “Replacement Note”) pursuant to which (i) the maturity date of the New Loan Amount will be extended to September 15, 2006, and (ii) the Replacement Note will be convertible into the shares of the Common Stock of the Company (the “Note Shares”) at $4.00 per share (subject to adjustment) or, as to part, into securities issued by the Company in a financing with gross proceeds of at least $12,500,000.  The Replacement Note shall be substantially in the form attached hereto as Exhibit A.  In consideration of the agreement of Purchaser to accept the Replacement Note, the Company shall issue to Purchaser and/or its designee two warrants to purchase an aggregate of 75,000 shares of Common Stock (the “Warrant Shares”) in accordance with the following:  a First Warrant for 50,000 shares at $6.00 per share exercisable for a number of Warrant Shares (each, a “Tranche”).  In accordance with the following:  12,500 shares to be vested at Closing and 12,500 shares (or the prorated portion thereof as provided in the Warrant) to be vested on January 1, 2006, April 1, 2006 and July 1, 2006 (a “Vesting Date”); and a Second Warrant for 25,000 shares at $7.50 per share, 6,250 shares to be is vested at Closing and 6,250 shares (or the prorated portion thereof as provided in the Warrant) to be vested on each Vesting Date, provided that the applicable Warrant may not be exercised for a specific Tranche if the Note is not outstanding on the applicable Vesting Date.

(b)           Closing.  The closing of the issuance of the Replacement Note (the “Closing”) shall be held at the offices of Troy & Gould in Los Angeles, California, or at such other location as shall be agreed upon by the parties hereto on or before November 10, 2005.  At the Closing, the Company shall deliver the Replacement Note and the Warrants to Purchaser and all unpaid interest through the date of Closing, and Purchaser shall return to the Company the Restated Note and deliver the Lock-up Agreement referred to in Section 4(f) .  The date of the Closing is referred to herein as the Closing Date.  Additionally, at the Closing the Company shall pay to Purchaser a closing fee of $11,000.

(c)           Default Interest.  Notwithstanding anything herein to the contrary, the Company shall pay to Purchaser at the Closing interest on the principal amount at the rate of 15% per annum from the period September 15, 2005 through the Closing.

2.             PURCHASER’S REPRESENTATIONS AND WARRANTIES.

Purchaser understands, agrees with, and represents and warrants to the Company with respect to the purchase hereunder, that:

(a)           Investment Purposes; Compliance With Securities Act.  Purchaser is acquiring the Warrants for Purchaser’s own account, for investment only and not with a view towards, or in connection with, the public sale or distribution thereof, except pursuant to sales registered under or exempt from the Securities Act of 1933, as amended (the “Securities Act”).

(b)           Accredited Purchaser Status.  Purchaser is an “accredited Purchaser” as that term is defined in Rule 501(a) of Regulation D.  Purchaser is a sophisticated purchaser and has such knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the merits and risks of an investment made pursuant to this Agreement.

(c)           Reliance on Exemptions.  Purchaser understands the Warrants are being offered and sold to in reliance on specific exemptions from the registration requirements of the applicable United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and Purchaser’s compliance with, the representations, warranties, acknowledgments, understandings, agreements and covenants of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of Purchaser to acquire the Warrants.

(d)           Information.  Purchaser and the advisors of the Purchaser, if any, have been furnished with all material information relating to the business, finances and operations of the Company and material information relating to the offer and sale of the Warrants that have been requested by the Purchaser.  Purchaser and Purchaser’s advisors, if any, have been afforded the opportunity to ask all such questions of the Company as they have in their discretion deemed advisable.  Purchaser understands that Purchaser’s investment in the Warrants involves a high degree of risk.  Purchaser has sought such accounting, legal and tax advice as it has considered necessary to an informed investment decision with respect to the investment made pursuant to this Agreement.

(e)           Transfer or Resale.  Purchaser understands that:  (i) the Warrants, the Warrant Shares and the Note Shares have not been registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless either (a) subsequently registered thereunder or (b) Purchaser shall have delivered to the Company an opinion by counsel reasonably satisfactory to the Company, in form, scope and substance reasonably satisfactory to the Company, to the effect that the Note Shares, Warrant Shares, and/or the Warrants, as the case may be, to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, and (ii) except as expressly provided herein, neither the Company nor any other person is under any obligation to register the Note Shares, the Warrant Shares and/or the Warrants under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

(f)            Legends.  The Warrants, the Note Shares and the Warrant Shares shall bear the following legend:

“THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR, IF APPLICABLE, STATE SECURITIES LAWS.  THIS SECURITY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENSE OF AN EFFECTIVE REGISTRATION STATEMENT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO SMALL WORLD KIDS, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.”

(g)           Authorization; Enforcement.  This Amendment has been duly and validly authorized, executed and delivered by Purchaser and is the valid and binding agreement of Purchaser enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, liquidation, or similar laws relating to, or affecting, generally the enforcement of creditors’ rights and remedies or by other equitable principles of general application.

3.             REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company understands, agrees with, and represents and warrants to Purchaser that:

(a)           Organization and Qualification.  The Company and its subsidiaries are duly organized and existing in good standing under the laws of the respective jurisdictions in which they are incorporated and have the requisite corporate power to own their properties and to carry on their business as now being conducted.  Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect.  “Material Adverse Effect” as used herein means any material adverse effect on the operations, properties or financial condition of the Company and its subsidiaries taken as a whole.

(b)           Authorization; Enforcement.  (i) The Company has the requisite corporate power and authority to enter into and perform this Amendment and the Replacement Note, and to issue the Warrants in accordance with the terms hereof, (ii) the execution, delivery and performance of this Amendment, the Replacement Note and the Warrants (the “Transaction Documents”) by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its shareholders is required, (iii) the Transaction Documents have been duly and validly authorized, executed and delivered by the Company, and (iv) the Transaction Documents constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting, generally, the enforcement of creditors’ rights and remedies or by other equitable principles of general application.

(c)           No Conflicts.  The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in a violation of the Articles of Incorporation or Bylaws of the Company or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a material adverse effect).

(d)           Consents.  Except for the filing of a Form D with the United States Securities and Exchange Commission, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under the Transaction Documents.

(e)           SEC Reports.  The Company has filed all proxy statements, reports and other documents required to be filed by it under the Securities Exchange Act of 1934 as amended (the “Exchange Act”).  The Company has furnished Purchaser with copies of (i) its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2005 (collectively, the “SEC Reports”).  The SEC Reports were in substantial compliance with the requirements of its respective form and neither the SEC Reports, nor the financial statements (and the notes thereto) included in the SEC Reports, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(f)            Absence of Certain Changes.  Since June 30, 2005, there has been no Material Adverse Change in the business, properties, operation, financial condition, results of operations or prospects of the Company.

(g)           Absence of Litigation.  Except as set forth on Schedule 3(g), there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company, threatened against or affecting the Company, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of the documents contemplated herein.

(h)           Title to Assets and Liens.  Except as set forth on Schedule 3(h), the Company has good and marketable title to the Assets owned by it and the valid and enforceable right to receive and/or use each of the Assets in which the Company has any other interest, free and clear of all Liens.  As used herein (i) ”Liens” shall mean any lien, encumbrance, pledge, mortgage, security interest, lease, charge, conditional sales contract, option, restriction, reversionary interest, right of first refusal, voting trust arrangement, preemptive right, claim under bailment or storage contract, easement or any other adverse claim or right whatsoever; and (ii) ”Assets” shall mean all of the goodwill, assets, properties and rights of every nature, kind and description, whether tangible or intangible, real, personal or mixed, wherever located and whether or not carried or reflected on the books and records of the Company, which are owned by the Company or in which the Company has any interest (including the right to use).

(i)            Capitalization.  Attached as Schedule 3(i) is a true and correct description of the capitalization of the Company.  Additionally, the Company owns 10,000 shares of Small World Toys, Inc. representing all of the issued and outstanding capital stock of Small World Toys.

(j)            Minute Books.  The minute books of the Company provided to Purchaser contain a complete summary of all meetings of directors and shareholders since the time of incorporation and reflect all transactions referred to in such minutes accurately in all material respects.

(k)           Security Interest.  The Company hereby affirms the security interest granted to Purchaser to secure the obligations under the Restated Note and acknowledges that such security interest shall apply to the obligations of the Company under the Replacement Note.

4.             COVENANTS.

(a)           Best Efforts.  Each party shall use its best efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 5 and 6 of this Agreement.

(b)           Securities Laws.  The Company agrees to timely file all reports and other documents required to be filed with the SEC, specifically, a Form D (or equivalent form required by applicable state law) with respect to the Warrants if and as required under Regulation D and applicable state securities laws and to provide a copy thereof to Purchaser promptly after such filing.

(c)           Expenses.  Each party shall pay such party’s expenses in connection with the transactions contemplated by the Agreement.

(d)           Board Seat.  During the period that the Restated Note is outstanding, Robert Lautz will be appointed to the Company’s board of directors for such period, and the Company shall provide Mr. Lautz with the same compensation made available to its other outside directors.  In addition, as long as Purchaser owns in excess of 300,000 shares (taking into account the issuance of the Note Shares and Warrant Shares) of the Company (subject to adjustment for stock splits, recapitalizations, etc.), a designee of Purchaser reasonably acceptable to the Company shall be entitled to an observer seat on the board of directors.  On or before the Closing, Mr. Lutz shall submit to the Company an undated letter of resignation in connection with his board of directors’ appointment.  Notwithstanding the foregoing, any stock options available to Mr. Lautz shall be issued to Purchaser and any fees or other compensation otherwise payable to him shall be paid to Purchaser.  Upon receipt by the Company of evidence that the stock option granted by the Company to Cary Fitchey has been terminated by Mr. Fitchey, the Company will reissue such option to Purchaser on the same terms as granted to Mr. Fitchey (4,000 shares, exercise price of $5.10 per share and ten year term from January 25, 2005), it being understood however that the right of Purchaser to exercise the Option shall terminate three months after the Company’s obligation to appoint a designee of Purchaser has expired.  The terms of the Option shall be set forth in a Stock Option Agreement consistent with the foregoing.

(e)           Management Fee.  The Company shall pay a Management Fee equivalent to $80,000 per year.  This fee shall be paid $20,000 upon Closing and $20,000 on each of the following dates if the Replacement Note has not been paid prior to such date:  January 1, 2006, April 1, 2006, and July 1, 2006.

(f)            Lock-up Agreement.  Purchaser agrees that the Note Shares and Warrant Shares shall be subject to a Lock-up Agreement to be delivered at the Closing (the “Lock-up Agreement”).

5.             CONDITIONS TO THE COMPANY’S OBLIGATION TO ISSUE THE REPLACEMENT NOTE.

The obligations of the Company hereunder are subject to the satisfaction, on or before the Closing, unless otherwise specified, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

(a)           Each of the Company and Purchaser shall have executed the Transaction Documents as to which it is a party.

(b)           The representations and warranties of Purchaser shall be true and correct in all material respects as of the Closing as though made at that time (except for representations and warranties that speak as of a specific date).  Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by Purchaser at or prior to the Closing.

(c)           No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of any of the transactions contemplated herein.

(d)           All consents, approval, authorizations and orders required to be obtained and all registrations, filings and notices required to be made with or given to any regulatory authority or person as provided herein shall have been made.

(e)           Purchaser shall execute such documentation as may be reasonably requested by the Company to subordinate the obligations of the Company under the Replacement Note to the Senior Indebtedness of the Company (as such term is defined in the Replacement Note) from time to time outstanding.

6.             CONDITIONS TO PURCHASER’S OBLIGATION TO ACCEPT THE REPLACEMENT NOTE.

The obligations of Purchaser are subject to the satisfaction, on or before the Closing, unless otherwise specified, of each of the following conditions, provided that these conditions are for the sole benefit of Purchaser and may be waived by Purchaser at any time in its sole discretion:

(a)           The Company shall have executed the Transaction Documents.

(b)           The representations and warranties of the Company shall be true and correct in all material respects as of the Closing (except for representations and warranties that speak as of a specific date).  The Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing.  The Purchaser may require a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing, to the foregoing effect and as to such other matters as may be reasonably requested by Purchaser.

(c)           No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of any of the transactions contemplated herein.

(d)           All consents, approval, authorizations and orders required to be obtained and all registrations, filings and notices required to be made with or given to any regulatory authority or person as provided herein shall have been made.

7.             PIGGYBACK REGISTRATION.

Subject only to any required approval of Gamma Opportunity Capital Partners LP and Bushido Capital Master Fund as to a registration statement filed by the Company covering the resale of securities issued to such investors (which approval the Company shall use best efforts to obtain), if at any time, the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans (the “Registration Statement”), then the Company shall send to Purchaser written notice of such determination and if, within fifteen days after receipt of such notice, Purchaser shall so request in writing, the Company shall include in such registration statement all or any part of the Note Shares and the

Warrant Shares (the “Covered Shares”) Purchaser requests to be registered subject to customary underwriter cutbacks.  If Purchaser requests that the Covered Shares are to be included in the Registration Statement and such Shares are not so included, then the Company shall be obligated to file a registration statement covering the resale of the Covered Shares and such other shares of Common Stock issuable upon exercise of Purchaser’s Warrants or owned by Purchaser (collectively, “Registrable Securities”) as Purchaser designates within ninety days of written notice by Purchaser.  The Company shall use its best efforts to have such registration statement declared effective as soon as practicable.

8.             RELEASES; COVENANT NOT TO SUE.

8.1           Release of All Parties.  With the exception of the obligations, representations and warranties that are expressly set forth in this Amendment and the Replacement Note, each party to this agreement (the “Releasing Party”), on behalf of itself and on behalf of its successors and assigns, hereby generally and unconditionally releases and forever discharges, from and after the Closing, each other party to this agreement (a “Released Party”) and the Released Party’s directors, officers, shareholders, employees, successors and assigns from any and all claims, demands, rights, causes of action, suits, liabilities, obligations, damages, losses, expenses (including, without limitation, attorneys’ fees except as otherwise expressly set forth in this Agreement), penalties and costs of any kind and character whatsoever, whether legal, contractual, statutory, administrative or equitable in nature or otherwise, whether known or unknown, suspected or unsuspected, direct or indirect, absolute, fixed or contingent, that Releasing Party may now or at any subsequent time have or hold against Released Party or the other released persons described in this sentence and that relate to, or otherwise arise out of any action or inaction by Releasing Party, Released Party or any other person during any period prior to the date of this Agreement.  The claims, demands, rights, causes of action, suits, liabilities, obligations, damages, losses, expenses, penalties and costs that have been released and discharged by the Releasing Parties pursuant to this Agreement collectively are referred to as the “Released Claims.”  Notwithstanding the foregoing, Released Parties shall not include Cary Fitchey.

8.2           Unknown Claims and Risks Released.  With respect to the Released Claims, the Releasing Parties hereby knowingly, voluntarily and expressly waive and relinquish, from and after the Closing, any and all rights and benefits that they may have under Section 1542 of the California Civil Code, or under any similar provision of law of any state or territory of the United States or any other jurisdiction and under any similar or analogous principle of common law.  The Releasing Parties understand that Section 1542 of the California Civil Code provides as follows:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release which, if known by him, must have materially affected his settlement with the debtor.”

The Releasing Parties agree and acknowledge that they are familiar with Section 1542 of the California Civil Code.  They further agree and acknowledge that their respective waivers of all rights or any similar benefits under Section 1542 and under any similar statutes of any other jurisdiction are essential terms of this Agreement without which the consideration given pursuant to this Agreement would not have been given by the Releasing Parties.

8.3           Unknown Claims.

8.3.1        The Releasing Parties acknowledge that there is a risk that, after the execution of this Agreement, or after the Closing, they may discover or incur claims that were unknown or unanticipated at the time of this Agreement, including, without limitation, unknown or unanticipated claims that arise from, are based upon or are related to any facts underlying the Released Claims, which had they been known or more fully understood may have affected the Releasing Parties’ decisions to execute the Agreement as it currently is written.  The Releasing Parties knowingly and expressly assume the risk of these unknown and unanticipated claims and agree that this Agreement and the general releases set forth within it apply to all such unknown, unanticipated or potential claims.

8.3.2        It is the intention of the Releasing Parties, by entering into this Agreement, to settle and release fully, finally and forever from and after the Closing all Released Claims.  In furtherance of the Releasing Parties’ intention, the releases given within this Agreement shall be and remain in effect from and after the Closing as full and complete releases and discharges of the Released Claims notwithstanding the discovery by either the Releasing Parties of the existence of any additional or different claims or the facts relative to any such claims.

8.4           Covenant Not to Sue.  From and after the Closing, each of the Releasing Parties agrees to forever refrain from commencing, instituting or prosecuting any lawsuit, action or other proceeding, in law, equity or otherwise, against the Released Parties (or against any of the other persons who have been released by the Releasing Parties in this Section 8), in any way arising out of or relating to the Released Claims.

8.5           Injunctive Relief.  The Releasing Parties acknowledge and agree that monetary damages alone may be inadequate to compensate any released person for injury caused or threatened by a breach of Section 8.4 and that preliminary and permanent injunctive relief restraining and prohibiting the prosecution of any action or proceeding brought or instituted in violation of Section 8.4 may be a necessary and appropriate remedy in the event of such a breach.  Nothing contained in this Section 8.5, however, shall be interpreted or construed to prohibit or in any way to limit the right of a non-breaching party (or any other released person) to obtain, in addition to injunctive relief, an award of monetary damages against a party breaching this Agreement.

9.             GOVERNING LAW; MISCELLANEOUS.

(a)           Governing Law and Venue.  This Agreement shall be governed by and interpreted in accordance with the laws of the State of California without regard to the principles of conflict of laws.  In the event of any litigation regarding the interpretation or application of this Agreement, the parties irrevocably consent to jurisdiction in any of the state or federal courts located in the City of Los Angeles, State of California and waive their rights to object to venue in any such court, regardless of the convenience or inconvenience thereof to any party.  Service of process in any civil action relating to or arising out of this Agreement (including also all Exhibits or Schedules hereto) or the transaction(s) contemplated herein may be accomplished in any manner provided by law.  The parties hereto agree that a final, non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

(b)           Counterparts.  This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and signature pages from such counterparts have been delivered.

(c)           Headings; Gender, Etc.  The headings of this Agreement are for convenience of reference and shall not form a part of, or affect the interpretation of this Agreement.  As used herein, the masculine shall refer to the feminine and neuter, the feminine to the masculine and neuter, and the neuter to the masculine and feminine, as the context may require.  As used herein, unless the context clearly requires otherwise, the words “herein,” “hereunder” and “hereby,” shall refer to this entire Agreement and not only to the Section or paragraph in which such word appears.  If any date specified herein falls upon a Saturday, Sunday or public or legal holidays, the date shall be construed to mean the next business day following such Saturday, Sunday or public or legal holiday.  For purposes of this Agreement, a “business day” is any day other than a Saturday, Sunday or public or legal holiday.

(d)           Severability.  If any provision of this Amendment shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

(e)           Entire Agreement; Amendments.  This Amendment and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters.  No provision of this Amendment may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.  Notwithstanding any herein to the contrary, (a) the covenants of the Company in the Note Purchase Agreement to the extent not inconsistent with the provisions of this Amendment, and (b) the Lock-up Agreement shall remain in force and effect.

(f)            Notices.  Any notices required or permitted to be given under the terms of this Amendment shall be sent by U.S. Mail or delivered personally or by courier or via facsimile (if via facsimile, to be followed within three (3) business days by an original of the notice document via U.S. Mail or courier) and shall be effective five (5) days after being placed in the mail, if mailed, certified or registered, return receipt requested, or upon receipt, if delivered personally or by courier or by facsimile, in each case properly addressed to the party to receive the same.  The addresses for such communications shall be:

If to the Company:	Small World Kids, Inc.
5711 Buckingham Parkway
Culver City, California 90230
Attention: Debra Fine
Fax Number: 310-258-1194

With a copy to:	Troy & Gould
1801 Century Park East, 16th Floor
Los Angeles, California 90067
Attention: David L. Ficksman
Fax Number: 310-789-1490

If to Purchaser:	St. Cloud Capital Partners L.P.
10866 Wilshire Boulevard, Suite 1450
Los Angeles, California 90024
Attention: Robert Lautz
Fax Number: 310-553-0257

With a copy to:	Latham and Watkins, LLP
633 West Fifth Street, Suite 4000
Los Angeles, California 90071
Attention: Alex Voxman
Fax Number: 213-891-8763

If to the Purchaser, at the address on the signature of this Agreement.  Each party shall provide written notice to the other party of any change in address.

(g)           Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.  Neither the Company nor Purchaser shall assign this Amendment or any rights or obligations hereunder without the prior written consent of the other (which consent shall not be unreasonably withheld), and in any event any assignee of Purchaser shall be an accredited investor (as defined in Regulation D), in the written opinion of counsel who is reasonably satisfactory to Company, and such assignment shall be in form, substance and scope reasonably satisfactory to the Company. Notwithstanding anything herein to the contrary, Purchaser may pledge the Note as collateral for a bona fide loan with a third party lender, and such pledge shall not be considered an assignment in violation of this Agreement so long as it is made in compliance with all applicable law.

(h)           No Third Party Beneficiaries.  This Amendment is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

(i)            Survival.  The representations and warranties of the Company and Purchaser contained in Sections 2 and 3 and the agreements and covenants set forth in Section 4 shall survive the final Closing of the purchase and sale of the Restated Note purchased and sold hereby.

(j)            Further Assurance.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k)           Remedies.  No provision of this Amendment providing for any specific remedy to a party shall be construed to limit such party to the specific remedy described, and any other remedy that would otherwise be available to such party at law or in equity shall be so available.  Nothing in this Agreement shall limit any rights a party may have with any applicable federal or state securities laws with respect to the transactions contemplated hereby.

IN WITNESS WHEREOF, Purchaser and the Company have caused this Second Amendment to Note Purchase Agreement to be duly executed as of the date first written above.

THE COMPANY:

SMALL WORLD KIDS, INC.

By:
	Name:	Debra Fine
	Title:	Chief Executive Officer

PURCHASER:

ST. CLOUD CAPITAL PARTNERS L.P.

By:	SCGP, LLC.
Its:	General Partner

By:
	Name:	Robert Lautz
	Title:	Senior Managing Member

Schedule 3(g)

Litigation

•              The Company has received a letter from an attorney claiming that Small World Kids owes $180,000 as a finder’s fee in connection with the acquisition of Small World Toys which claim is subject to indemnification by Eddy Goldwasser.

•              The Company has been sued by Small Play Inc. in United States District Court for the Southern District of New Jersey that Small World Kids owes $1,000,000 in damages from not executing a licensing agreement.  The license only contemplated a $12,000 guaranteed royalty payment so $1,000,000 in alleged damages is believed excessive.

•              The Company has been sued by Gemini Partners claiming a finder’s fee in connection with the reverse merger and the financing with St. Cloud.

Schedule 3(h)

Pledged Assets

•              Credit Facility by and between Small World Toys, as Borrower and PNC Bank as Lender is secured by all of the assets of Small World Toys.

•              1,667 shares of Small World Toys have been pledged to Eddy Goldwasser to secure one promissory note dated May 20, 2004 to Mr. Goldwasser.

•              Promissory Notes dated July 20, 2005 issued to various holders in the aggregate principal amount of $500,000.

Schedule 3(i)

Capitalization Table

Beneficial Ownership

	Shares		Fully Diluted
	Outstanding	%	Shares	%
Russell and Debra Fine, as trustees of FFT	1,721,543	31.8%	2,151,825	24.8%
SWT Investments, LLC / Shelly Singal	1,297,673	24.0%	2,056,010	23.7%
Phoenix Capital Opportunity, LLC	754,521	13.9%	1,045,338	12.1%
David Marshall, Inc.	1,078,599	19.9%	1,085,870	12.5%
Sid Marshall Enterprises	206,500	3.8%	210,000	2.4%
Sid Marshall as trustee of Memorial Gift Trust			247,194	2.9%
David L. Ficksman and Maxine B. Ficksman, as trustees of the Ficksman Family Trust	37,726	0.7%	37,726	0.4%
Michael Rubin	65,000	1.2%	65,000	0.7%
Other Holders	97,700	1.8%	97,700	1.1%
St. Cloud	81,250	1.5%	125,000	1.4%
Strome			134,400	1.5%
John Nelson			70,000	0.8%
Bob Rankin			52,000	0.6%
Alex Gerstenzang			4,000	0.0%
David Swartz			4,000	0.0%
Carey Fitchey			4,000	0.0%
Gary Adelson			4,000	0.0%
Lane Nemeth			4,000	0.0%
John Matise			4,000	0.0%
All other employees			225,000	2.6%
Consultants	16,000	0.3%	208,000	2.4%
Conversion of $5M Note to Convertible Preferred - Other			87,245	1.0%
$.5 Bridge Note	4,063	0.1%	6,250	0.1%
Imagiix Purchase	50,000	0.9%	50,000	0.6%
Bushido Capital Partners LTD			328,125	3.8%
Gamma Opportunity Partners LP			328,125	3.8%
Cambria Funds - warrants			37,500	0.4%

Total Shares	5,410,575	100.0%	8,672,307	100.0%

Officers & Directors	3,100,466	57.3%	4,478,835	51.6%
Employees	0	0.0%	225,000	2.6%
Consultants	16,000	0.3%	208,000	2.4%
Existing Investors	2,077,347	38.4%	2,760,527	31.8%
Public Share Investors	162,700	3.0%	162,700	1.9%
New	54,063	1.0%	837,245	9.7%
Total	5,410,575	100.0%	8,672,307	100.0%

EXHIBIT A

PROMISSORY NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR, IF APPLICABLE, STATE SECURITIES LAWS.  THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO SMALL WORLD KIDS, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

NOTE

FOR VALUE RECEIVED, Small World Kids, Inc. a Nevada corporation (the “Borrower”) with principal offices located at 5711 Buckingham Parkway, Culver City, California 90230, hereby promises to pay to St. Cloud Capital Partners L.P. (the “Holder”) or order, without demand, the sum of Two Million Five Hundred Thousand Dollars ($2,500,000) with interest at the rate of 10% per annum.  The principal amount of the Note shall be due and payable on the Maturity Date (as hereinafter defined).  Capitalized term used herein but not otherwise defined shall have the meaning assigned to those terms in that certain Second Amendment to Note Purchase Agreement dated as of November 9, 2005, between the Borrower and the Holder (the “Amendment”).

The following terms shall apply to this Note:

ARTICLE I

PAYMENT

1.1           Payment of Interest.  Interest shall be due and payable in full on the Maturity Date.  On the last day of each quarter commencing the quarter beginning on October 1, 2005, until the Note is paid in full, Borrower shall make interest payments on the unpaid principal amount.  During the occurrence and continuation of an Event of Default the interest rate shall be increased by five (5%) per annum commencing on the date when the Event of Default was declared by Holder.

1.2           Maturity Date.  On the Maturity Date, the entire principal amount and any accrued and unpaid interest shall be paid to the Holder without offset or deduction of any kind.  The Maturity Date shall be September 15, 2006.

1.3           Prepayment.  The Note may be prepaid in whole or in part (subject to a minimum payment of $100,000), without premium or penalty.

1.4           Priority.  The Note shall be subordinated to all existing or reasonably approved Senior Indebtedness of the Company.  Senior Indebtedness shall mean (a) all indebtedness of the Company regardless of whether incurred on, before or after the Closing Date (i) for money borrowed from any bank, savings and loan association, insurance company or any other financial institution engaged in the business of lending funds which is evidenced by notes, bonds, debentures or other written obligations and (ii) any other indebtedness in writing signed by the

Company which, by its terms, provides that it is senior in priority to the payment to the Note; and (b) one promissory note of the Company to Eddy Goldwasser each dated May 20, 2004 in the principal amount of $525,000 (subject to adjustment as provided therein).

1.5           Mandatory Repayment.  To the extent permitted by the terms thereof, the Company shall pay to Holder $1,250,000 from the proceeds received by the Company from any equity financing with gross proceeds of at least $12,500,000 (the “PIPE Financing”), such prepayment to be applied first to accrued interest and then to unpaid principal.

ARTICLE II

CONVERSION RIGHTS

The Holder shall have the right to convert the principal amount under this Note into shares of the Borrower’s Common Stock as set forth below.

2.1           Conversion into the Borrower’s Common Stock.

(a)           The Holder shall have the right from and after the issuance of this Note and then at any time until this Note is fully paid, to convert any outstanding and unpaid principal portion of this Note by delivering to Borrower a Notice of Conversion substantially in the form of Exhibit A (the date of giving of such notice of conversion being a “Conversion Date”) into fully paid and nonassessable shares of common stock of Borrower as such stock exists on the date of issuance of this Note, or any shares of capital stock of Borrower into which such stock shall hereafter be changed or reclassified (the “Common Stock”) at the conversion price as defined in Section 2.1(b) hereof (the “Conversion Price”), determined as provided herein.  Upon delivery to the Company of a Notice of Conversion of the Holder’s written request for conversion, Borrower shall issue and deliver to the Holder within three business days from the Conversion Date that number of shares of Common Stock for the portion of the Note converted in accordance with the foregoing.  The number of shares of Common Stock to be issued upon each conversion of this Note shall be determined by dividing that portion of the principal of the Note to be converted, by the Conversion Price.

(b)           Subject to adjustment as provided in Section 2.1(c) hereof, the Conversion Price per share shall be $4.00.

(c)           The Conversion Price described in Section 2.1(b) above and the number and kind of shares or other securities to be issued upon conversion determined pursuant to Section 2.1(a) shall be subject to adjustment from time to time upon the happening of certain events while this conversion right remains outstanding, as follows:

A.            Merger, Sale of Assets, etc.  If the Borrower at any time shall consolidate with or merge into or sell or convey all or substantially all its assets to any other corporation, this Note, as to the unpaid principal portion thereof, shall thereafter be deemed to evidence the right to purchase such number and kind of shares or other securities and property as would have been issuable or distributable on account of such consolidation, merger, sale or conveyance, upon or with respect to the securities subject to the conversion or purchase right immediately prior to such consolidation, merger, sale or conveyance.  The foregoing provision shall similarly apply to successive transactions of a similar nature by any such successor or purchaser.  Without limiting the generality of the foregoing, the anti-dilution provisions of this Section shall apply to such securities of such successor or purchaser after any such consolidation, merger, sale or conveyance.

B.            Reclassification, etc.  If the Borrower at any time shall, by reclassification or otherwise, change the Common Stock into the same or a different number of securities of any class or classes, this Note, as to the unpaid principal portion thereof, shall thereafter be deemed to evidence the right to purchase an adjusted number of such securities and kind of securities as would have been issuable as the result of such change with respect to the Common Stock immediately prior to such reclassification or other change.

C.            Stock Splits, Combinations and Dividends.  If the shares of Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, or if a dividend is paid on the Common Stock in shares of Common Stock, the Conversion Price shall be proportionately reduced in case of subdivision of shares or stock dividend or proportionately increased in the case of combination of shares, in each such case by the ratio which the total number of shares of Common Stock outstanding immediately after such event bears to the total number of shares of Common Stock outstanding immediately prior to such event.

D.            Borrower will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the full conversion of this Note.  Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable.  Borrower agrees that its issuance of this Note shall constitute full authority to its officers, agents, and transfer agents who are charged with the duty of executing and issuing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the conversion of this Note.

2.2           Method of Conversion.  This Note may be converted by the Holder in whole or in part as described in Section 2.1(a) hereof.  Upon partial conversion of this Note, a new Note containing the same date and provisions of this Note shall, at the request of the Holder, be issued by the Borrower to the Holder for the principal balance of this Note which shall not have been converted or paid.

2.3           Conversion Into Pipe Financing.  The Holder shall have the right to convert up to 50% of the principal amount of this Note by applying the amount so converted to the purchase price of the securities issued in the PIPE Financing.  The Company shall provide to Holder such information and documentation regarding the PIPE Financing as soon as practicable.

ARTICLE III

EVENTS OF DEFAULT

3.1           Events of Default.  The occurrence of any of the following events of default (“Event of Default”) shall, at the option of the Holder hereof, make the principal balance then remaining unpaid hereon and all other amounts payable hereunder immediately due and payable:

(a)           Failure to Pay Principal and/or Interest.  The Borrower fails to pay any installment of principal or interest hereon when due and such failure continues for a period of ten (10) days after the due date.

(b)           Breach of Covenant.  The Borrower breaches any material covenant or other term or condition of this Note or the Amendment in any material respect and such breach, if subject to cure, continues for a period of thirty (30) days after written notice to the Borrower from the Holder.

(c)           Breach of Representations and Warranties.  Any material representation or warranty of the Borrower made herein in any Transactional Document shall be false or misleading in any material respect.

(d)           Receiver or Trustee.  The Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed.

(e)           Judgments.  Any money judgment, writ or similar final process, shall be entered or filed against Borrower or any of its property or other assets for more than $500,000, and shall remain unvacated, unbonded or unstayed for a period of forty-five (45) days.

(f)            Bankruptcy.  Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings or relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower and if instituted against Borrower are not dismissed within 60 days of initiation.

3.2           Enforcement.  Upon the occurrence of any Event of Default, the Holder may thereupon proceed to protect and enforce its rights either by suit in equity and/or by action at law or by other appropriate proceedings whether for the specific performance (to the extent permitted by law) of any covenant or agreement contained in this Note or in aid of the exercise of any power granted in this Note, and proceed to enforce the payment of this Note held by it, and to enforce any other legal or equitable right of the Holder.

ARTICLE IV

MISCELLANEOUS

4.1           Failure or Indulgence Not Waiver.  No failure or delay on the part of Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.  All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

4.2           Notices.  Any notice herein required or permitted to be given shall be in writing and may be personally served or sent by fax transmission (with copy sent by certified or registered mail or by overnight courier).  For the purposes hereof, the address and fax number of the Holder is set forth on the signature page hereto.  The address and fax number of the Borrower is 5711 Bunkingham Parkway, Culver City, California 90230, facsimile (310) 258-1194.  Both Holder and Borrower may change the address and fax number for service by service of notice to the other as herein provided.

4.3           Amendment Provision.  The term “Note” and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

4.4           Assignability.  This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns, and may be assigned by the Holder.

4.5           Cost of Collection.  If default is made in the payment of this Note, Borrower shall pay the Holder hereof reasonable costs of collection, including reasonable attorneys’ fees.

4.6           Maximum Payments.  Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law.  In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Borrower to the Holder and thus refunded to the Borrower.

4.7           Governing Law and Venue.  This Note shall be governed by and interpreted in accordance with the laws of the State of California without regard to the principles of conflict of laws.  In the event of any litigation regarding the interpretation or application of this Note, the parties irrevocably consent to jurisdiction in any of the state or federal courts located in the City of Los Angeles, State of California and waive their rights to object to venue in any such court, regardless of the convenience or inconvenience thereof to any party.  Service of process in any civil action relating to or arising out of this Agreement or the transaction(s) contemplated herein may be accomplished in any manner provided by law.  The parties hereto agree that a final, non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

4.8           Replacement.  This Note replaces that certain Amended and Restated Note to Holder dated July 20, 2005.

IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by its President on this 10th day of November, 2005.

SMALL WORLD KIDS, INC.

By:
	Name:	Debra Fine
	Title:	Chief Executive Officer

EXHIBIT B

WARRANT

NEITHER THE SECURITIES REPRESENTED HEREBY NOR THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THIS WARRANT OR SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THIS WARRANT OR SUCH SECURITIES, AS APPLICABLE, MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.

THE TRANSFER OF THIS WARRANT IS RESTRICTED AS DESCRIBED HEREIN.

November 10, 2005	50,000 Common Stock
Purchase Warrant

SMALL WORLD KIDS, INC.

Incorporated under the laws of the State of Nevada
Certificate for Common Stock Purchase Warrants

THIS CERTIFIES that, for value received, St. Cloud Capital Partners L.P. (together with all permitted assigns, the “Holder”) is entitled to subscribe for, and purchase from, SMALL WORLD KIDS, INC., a Nevada corporation (the “Company”), upon the terms and conditions set forth herein at up to fifty thousand (50,000) shares of Common Stock (the “Warrant Shares”).  The warrant is exercisable and subject to a vesting schedule for a number of Warrant Shares (each, a “Tranche”) as follows:  (a) 12,500 shares commencing the date hereof; and (b) 12,500 shares on January 1, 2006, April 1, 2006 and July 1, 2006 (a “Vesting Date”) provided that if as of any Vesting Date the Company is not indebted to Holder pursuant to the promissory note issued to Holder in the principal amount of $2,500,000 (the “Note”), Holder shall not have the right to exercise the Warrant for the applicable Tranche or any subsequent Tranches.  Notwithstanding the foregoing, the number of Warrant Shares in a particular Tranche shall be proportionally reduced if, as of a Vesting Date, the principal amount of the Note is less than $2,500,000.  For example, if as of April 1, 2006, the principal amount of the Note is $1,250,000, the number of Warrant Shares vesting as of each of April 1, 2006 and July 1, 2006 shall be 6,250.  This Warrant is exercisable at an exercise price of $6.00 per share as such price may be adjusted as provided herein, the “Exercise Price”) provided, however, that upon the occurrence of any of the events specified in Sections 5 or 6 hereof, the rights granted by this Warrant, including the number of shares of Common Stock to be received upon such exercise, shall be adjusted as therein specified.

Capitalized term used herein but not otherwise defined shall have the meaning assigned to those terms in that certain Second Amendment to Note Purchase Agreement dated as of November 9, 2005 between the Holder and the Company.

1.             Exercise of Warrant.

Provided that this Warrant is then exercisable for a specific Tranche, this Warrant may be exercised during the period commencing on the date hereof and ending on the fourth anniversary of the date hereof (the “Exercise Period”), either in whole or in part, by the surrender of this Warrant (with the election at the end hereof duly executed) to the Company at its office at 5711 Buckingham Parkway, Culver City, California 90230 or at such other place as is designated in writing by the Company, together with a certified or bank cashier’s check payable to the order of the Company in an amount equal to the product of the Exercise Price and the number of Warrant Shares for which this Warrant is being exercised.  Notwithstanding the foregoing, the Holder may satisfy its obligation to pay the Exercise Price through a “cashless exercise,” in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

X = Y [A-B)/A]

where:

X = the number of Warrant Shares to be issued to the Holder.

Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

A = the arithmetic average of the Closing Prices for the five Trading Days immediately prior to (but not including) the Exercise Date.

B = the Exercise Price.

2.             Rights Upon Exercise; Delivery of Securities.

Upon each exercise of the Holder’s rights to purchase Warrant Shares, the Holder shall be deemed to be the holder of record of the Warrant Shares, notwithstanding that the transfer books of the Company shall then be closed or certificates representing the Warrant Shares with respect to which this Warrant was exercised shall not then have been actually delivered to the Holder. As soon as practicable after each such exercise of this Warrant, the Company shall issue and deliver to the Holder a certificate or certificates representing the Warrant Shares issuable upon such exercise, registered in the name of the Holder or its designee. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a Warrant evidencing the right of the Holder to purchase the balance of the aggregate number of Warrant Shares purchasable hereunder as to which this Warrant has not been exercised or assigned.

3.             Registration of Transfer and Exchange.

Any Warrants issued upon the transfer or exercise in part of this Warrant shall be numbered and shall be registered in a warrant register (the “Warrant Register”) as they are issued. The Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes, and shall not be bound to recognize any equitable or other claim to, or interest in, such Warrant on the part of any other person, and shall not be liable for any registration or transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration of transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. This Warrant shall be transferable on the books of the Company only upon delivery thereof duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment, or authority to transfer. In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his, her, or its authority shall be produced. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the person entitled thereto. This Warrant may be exchanged, at the option of the Holder thereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares (or portions thereof), upon surrender to the Company or its duly authorized agent. Notwithstanding the foregoing, the Company shall have no obligation to cause Warrants to be transferred on its books to any person if, in the opinion of counsel to the Company, such transfer does not comply with the provisions of the Securities Act and the rules and regulations thereunder.

4.             Reservation of Shares.

The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of the Warrants, such number of shares of Common Stock as shall, from time to time, be sufficient therefor. The Company represents that all shares of Common Stock issuable upon exercise of this Warrant are duly authorized and, upon receipt by the Company of the full payment for such Warrant Shares, will be validly issued, fully paid, and nonassessable, without any personal liability attaching to the ownership thereof and will not be issued in violation of any preemptive or similar rights of stockholders.

5.             Antidilution.

(a)           In the event that the Company shall at any time; (i) declare a dividend on the outstanding Common Stock payable in shares of its capital stock, (ii) subdivide the outstanding Common Stock; (iii) combine the outstanding Common Stock into a smaller number of shares; or (iv) issue any shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then, in each case, the Exercise Price per Warrant Share in effect at the time of the record date for the determination of stockholders entitled to receive such dividend or distribution or of the effective date of such subdivision, combination, or reclassification shall be adjusted so that it shall equal the price determined by multiplying such Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action, and the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action. Such adjustment shall be made successively whenever any event listed above shall occur and shall become effective at the close of business on such record date or at the close of business on the date immediately preceding such effective date, as applicable.

(b)           All calculations under this Section 5 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

(c)           In any case in which this Section 5 shall require that an adjustment in the number of Warrant Shares be made effective as of a record date for a specified event, the Company may elect to defer, until the occurrence of such event, issuing to the Holder, if the Holder exercised this Warrant after such record date, the Warrant Shares, if any, issuable upon such exercise over and above the number of Warrant Shares issuable upon such exercise on the basis of the number of shares of Common Stock in effect prior to such adjustment; provided, however, that the Company shall deliver to the Holder a due bill or other appropriate instrument evidencing the Holder’s right to receive such additional shares of Common Stock upon the occurrence of the event requiring such adjustment.

(d)           Whenever there shall be an adjustment as provided in this Section 5, the Company shall within 15 days thereafter cause written notice thereof to be sent by registered mail, postage prepaid, to the Holder, at its address as it shall appear in the Warrant Register, which notice shall be accompanied by an officer’s certificate setting forth the number of Warrant Shares issuable and the Exercise Price thereof after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the computation thereof, which officer’s certificate shall be conclusive evidence of the correctness of any such adjustment absent manifest error.

(e)           The Company shall not be required to issue fractions of shares of Common Stock or other capital stock of the Company upon the exercise of this Warrant. If any fraction of a share of Common Stock would be issuable on the exercise of this Warrant (or specified portions thereof), the Company shall purchase such fraction for an amount in cash equal to the same fraction of the average closing sale price (or average of the closing bid and asked prices, if closing sale price is not available) of Common Stock for the 10 trading days ending on and including the date of exercise of this Warrant.

(f)            No adjustment in the Exercise Price per Warrant Share shall be required if such adjustment is less than $0.05; provided, however, that any adjustments which by reason of this Section 5 are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

(g)           Whenever the Exercise Price payable upon exercise of this Warrant is adjusted pursuant to subsection (a) above, the number of Warrant Shares issuable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of Warrant Shares theretofore issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

6.                                       Reclassification; Reorganization; Merger, etc.

(a)           In case of any capital reorganization, other than in the cases referred to in Section 5(a) hereof, or the consolidation or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the continuing corporation, and which does not result in any reclassification of the outstanding shares of Common Stock or the conversion of such outstanding shares of Common Stock into shares of other stock or other securities or property), or in the case of any sale, lease, or conveyance to another corporation of the property and assets of any nature of the Company as an entirety or substantially as an entirety (such actions being hereinafter collectively referred to as “Reorganizations”), there shall thereafter be deliverable upon exercise of this Warrant (in lieu of the number of Warrant Shares theretofore deliverable) the number of shares of stock or other securities or property to which a holder of the respective number of Warrant Shares which would otherwise have been deliverable upon the exercise of this Warrant would have been entitled upon such Reorganization if this Warrant had been exercised in full immediately prior to such Reorganization. In case of any Reorganization, appropriate adjustment, as determined in good faith by the Board of Directors of the Company, shall be made in the application of the provisions herein set forth with respect to the rights and interests of the Holder so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares or other property thereafter deliverable upon exercise of this Warrant. Any such adjustment shall be made by, and set forth in, a supplemental agreement between the Company, or any successor thereto, and the Holder, with respect to this Warrant, and shall for all purposes hereof conclusively be deemed to be an appropriate adjustment. The Company shall not effect any such Reorganization unless, upon or prior to the consummation thereof, the successor corporation, or if the Company shall be the surviving corporation in any such Reorganization and is not the issuer of the shares of stock or other securities or property to be delivered to holders of shares of the Common Stock outstanding at the effective time thereof, then such issuer, shall assume by written instrument the obligation to deliver to the Holder such shares of stock, securities, cash, or other property as such Holder shall be entitled to purchase in accordance with the foregoing provisions. In the event of sale, lease, or conveyance or other transfer of all or substantially all of the assets of the Company as part of a plan for liquidation of the Company, all rights to exercise this Warrant shall terminate 30 days after the Company gives written notice to the Holder that such sale or conveyance or other transfer has been consummated.

(b)           In case of any reclassification or change of the shares of Common Stock issuable upon exercise of this Warrant (other than a change in par value or from a specified par value to no par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), or in case of any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), the Holder or holders of this Warrant shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such reclassification, change, consolidation, or merger by a holder of the number of Warrant Shares for which this Warrant might have been exercised immediately prior to such reclassification, change, consolidation, or merger. Thereafter, appropriate provision shall be made for adjustments which shall be as nearly equivalent as practicable to the adjustments in Section 5.

(c)           The above provisions of this Section 6 shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales, leases, or conveyances.

7.                                       Notice of Certain Events.

In case at any time the Company shall propose:

(a)           to pay any dividend or make any distribution on shares of Common Stock in shares of Common Stock or make any other distribution (other than regularly scheduled cash dividends which are not in a greater amount per share than the most recent such cash dividend) to all holders of Common Stock; or

(b)           to issue any rights, warrants, or other securities to all holders of Common Stock entitling them to purchase any additional shares of Common Stock or any other rights, warrants, or other securities; or

(c)           to effect any reclassification or change of outstanding shares of Common Stock or any consolidation, merger, sale, lease, or conveyance of property, as described in Section 6; or

(d)           to effect any liquidation, dissolution, or winding-up of the Company;

(e)           to take any other action which would cause an adjustment to the Exercise Price per Warrant Share; then, and in any one or more of such cases, the Company shall give written notice thereof by registered mail, postage prepaid, to the Holder at the Holder’s address as it shall appear in the Warrant Register, mailed at least 15 days prior to; (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such dividend, distribution, rights, warrants, or other securities are to be determined; (ii) the date on which any such reclassification, change of outstanding shares of Common Stock, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up is expected to become effective and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange their shares for securities or other property, if any, deliverable upon such reclassification, change of outstanding shares, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up; or (iii) the date of such action which would require an adjustment to the Exercise Price per Warrant Share.

8.                                       Charges and Taxes.

The issuance of any shares or other securities upon the exercise of this Warrant and the delivery of certificates or other instruments representing such shares or other securities shall be made without charge to the Holder for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

9.                                       Periodic Reports.

The Company agrees that until all the Warrant Shares shall have been sold pursuant to Rule 144 under the Securities Act, it shall use its best efforts to keep current in filing all reports, statements, and other materials required to be filed with the Commission to permit holders of the Warrant Shares to sell such securities under Rule 144 under the Securities Act.

10.                                 Legend.

Until sold pursuant to the provisions of Rule 144 or otherwise registered under the Securities Act, the Warrant Shares issued on exercise of the Warrants shall be subject to a stop transfer order and the certificate or certificates representing the Warrant Shares shall bear the following legend:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD ,PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THE SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.

11.                                 Loss; Theft; Destruction; Mutilation.

Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant (and upon surrender of any Warrant if mutilated), and upon receipt by the Company of reasonably satisfactory indemnification, the Company shall execute and deliver to the Holder thereof a new Warrant of like date, tenor, and denomination.

12.                                 Stockholder Rights.

The Holder of any Warrant shall not have, solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.

13.                                 Governing Law.

This Warrant shall be construed in accordance with the laws of the State California applicable to contracts made and performed within such State, without regard to principles of conflicts of law.

[Remainder of page intentionally left blank; signatures follow]

IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed on the 10th day of November, 2005.

SMALL WORLD KIDS, INC.

By:
	Name:	Debra Fine
	Title:	Chief Executive Officer

HOLDER

By:
Name:
Title:

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the attached Warrant.)

FOR VALUE RECEIVED,                   hereby sells, assigns, and transfers unto                     a Warrant to purchase            shares of Common Stock, $.001 par value, of Small World Kids, Inc., a Nevada corporation (the “Company”), and does hereby irrevocably constitute and appoint             attorney to transfer such Warrant on the books of the Company, with full power of substitution.

Dated:	Signature:

ELECTION TO EXERCISE

To:                              Small World Kids, Inc.
5711 Buckingham Parkway
Culver City, California 90230
Attention:  Debra Fine
Fax:  310-258-1194

The undersigned hereby exercises his, her, or its rights to purchase                 shares of Common Stock, $.001 par value (“the Common Stock”), of Small World Kids, Inc. a Nevada corporation (the “Company”), covered by the within Warrant and tenders payment herewith in the amount of $        or pursuant to the cashless exercise feature set forth in Section 1 in accordance with the terms thereof, and requests that certificates for the securities constituting such shares of Common Stock be issued in the name of, and delivered to:

(Print Name, Address, and Social Security or Tax Identification Number)

Further, if such number of shares of Common Stock shall not constitute all such shares of Common Stock covered by the within Warrant, that a new Warrant for the balance of the shares of Common Stock covered by the within Warrant shall be registered in the name of, and delivered to, the undersigned at the address stated below.

Dated:	, 20	Name:
(Print)

Address:

(Signature)

EXHIBIT C

WARRANT

NEITHER THE SECURITIES REPRESENTED HEREBY NOR THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THIS WARRANT OR SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THIS WARRANT OR SUCH SECURITIES, AS APPLICABLE, MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.

THE TRANSFER OF THIS WARRANT IS RESTRICTED AS DESCRIBED HEREIN.

November 10, 2005	25,000 Common Stock
Purchase Warrant

SMALL WORLD KIDS, INC.

Incorporated under the laws of the State of Nevada
Certificate for Common Stock Purchase Warrants

THIS CERTIFIES that, for value received, St. Cloud Capital Partners L.P. (together with all permitted assigns, the “Holder”) is entitled to subscribe for, and purchase from, SMALL WORLD KIDS, INC., a Nevada corporation (the “Company”), upon the terms and conditions set forth herein at up to twenty five thousand (25,000) shares of Common Stock (the “Warrant Shares”).  The warrant is exercisable and subject to a vesting schedule for a number of Warrant Shares (each, a “Tranche”) as follows:  (a) 6,250 shares commencing the date hereof; and (b) 6,250 shares on January 1, 2006, April 1, 2006 and July 1, 2006 (a “Vesting Date”) provided that if as of any Vesting Date the Company is not indebted to Holder pursuant to the promissory note issued to Holder in the principal amount of $2,500,000, Holder shall not have the right to exercise this Warrant, for the applicable Tranche or any subsequent Tranches.  Notwithstanding the foregoing, the number of Warrant Shares in a particular Tranche shall be proportionally reduced if, as of a Vesting Date, the principal amount of the Note is less than $2,500,000.  For example, if as of April 1, 2006, the principal amount of the Note is $1,250,000, the number of Warrant Shares vesting as of each of April 1, 2006 and July 1, 2006 shall be 3,125.  This Warrant is exercisable at an exercise price of $7.50 per share as such price may be adjusted as provided herein, the “Exercise Price”) provided, however, that upon the occurrence of any of the events specified in Sections 5 or 6 hereof, the rights granted by this Warrant, including the number of shares of Common Stock to be received upon such exercise, shall be adjusted as therein specified.

Capitalized term used herein but not otherwise defined shall have the meaning assigned to those terms in that certain Second Amendment to Note Purchase Agreement dated as of November 9, 2005 between the Holder and the Company.

1.                                       Exercise of Warrant.

Provided that this Warrant is then exercisable for a specific Tranche this Warrant may be exercised during the period commencing on the date hereof and ending on the fourth anniversary of the date hereof (the “Exercise Period”), either in whole or in part, by the surrender of this Warrant (with the election at the end hereof duly executed) to the Company at its office at 5711 Buckingham Parkway, Culver City, California 90230 or at such other place as is designated in writing by the Company, together with a certified or bank cashier’s check payable to the order of the Company in an amount equal to the product of the Exercise Price and the number of Warrant Shares for which this Warrant is being exercised.  Notwithstanding the foregoing, the Holder may satisfy its obligation to pay the Exercise Price through a “cashless exercise,” in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

X = Y [A-B)/A]

where:

X = the number of Warrant Shares to be issued to the Holder.

Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

A = the arithmetic average of the Closing Prices for the five Trading Days immediately prior to (but not including) the Exercise Date.

B = the Exercise Price.

2.                                       Rights Upon Exercise; Delivery of Securities.

Upon each exercise of the Holder’s rights to purchase Warrant Shares, the Holder shall be deemed to be the holder of record of the Warrant Shares, notwithstanding that the transfer books of the Company shall then be closed or certificates representing the Warrant Shares with respect to which this Warrant was exercised shall not then have been actually delivered to the Holder. As soon as practicable after each such exercise of this Warrant, the Company shall issue and deliver to the Holder a certificate or certificates representing the Warrant Shares issuable upon such exercise, registered in the name of the Holder or its designee. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a Warrant evidencing the right of the Holder to purchase the balance of the aggregate number of Warrant Shares purchasable hereunder as to which this Warrant has not been exercised or assigned.

3.                                       Registration of Transfer and Exchange.

Any Warrants issued upon the transfer or exercise in part of this Warrant shall be numbered and shall be registered in a warrant register (the “Warrant Register”) as they are issued. The Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes, and shall not be bound to recognize any equitable or other claim to, or interest in, such Warrant on the part of any other person, and shall not be liable for any registration or transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration of transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. This Warrant shall be transferable on the books of the Company only upon delivery thereof duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment, or authority to transfer. In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his, her, or its authority shall be produced. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the person entitled thereto. This Warrant may be exchanged, at the option of the Holder thereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares (or portions thereof), upon surrender to the Company or its duly authorized agent. Notwithstanding the foregoing, the Company shall have no obligation to cause Warrants to be transferred on its books to any person if, in the opinion of counsel to the Company, such transfer does not comply with the provisions of the Securities Act and the rules and regulations thereunder.

4.                                       Reservation of Shares.

The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of the Warrants, such number of shares of Common Stock as shall, from time to time, be sufficient therefor. The Company represents that all shares of Common Stock issuable upon exercise of this Warrant are duly authorized and, upon receipt by the Company of the full payment for such Warrant Shares, will be validly issued, fully paid, and nonassessable, without any personal liability attaching to the ownership thereof and will not be issued in violation of any preemptive or similar rights of stockholders.

5.                                       Antidilution.

(a)           In the event that the Company shall at any time; (i) declare a dividend on the outstanding Common Stock payable in shares of its capital stock, (ii) subdivide the outstanding Common Stock; (iii) combine the outstanding Common Stock into a smaller number of shares; or (iv) issue any shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then, in each case, the Exercise Price per Warrant Share in effect at the time of the record date for the determination of stockholders entitled to receive such dividend or distribution or of the effective date of such subdivision, combination, or reclassification shall be adjusted so that it shall equal the price determined by multiplying such Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action, and the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action. Such adjustment shall be made successively whenever any event listed above shall occur and shall become effective at the close of business on such record date or at the close of business on the date immediately preceding such effective date, as applicable.

(b)           All calculations under this Section 5 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

(c)           In any case in which this Section 5 shall require that an adjustment in the number of Warrant Shares be made effective as of a record date for a specified event, the Company may elect to defer, until the occurrence of such event, issuing to the Holder, if the Holder exercised this Warrant after such record date, the Warrant Shares, if any, issuable upon such exercise over and above the number of Warrant Shares issuable upon such exercise on the basis of the number of shares of Common Stock in effect prior to such adjustment; provided, however, that the Company shall deliver to the Holder a due bill or other appropriate instrument evidencing the Holder’s right to receive such additional shares of Common Stock upon the occurrence of the event requiring such adjustment.

(d)           Whenever there shall be an adjustment as provided in this Section 5, the Company shall within 15 days thereafter cause written notice thereof to be sent by registered mail, postage prepaid, to the Holder, at its address as it shall appear in the Warrant Register, which notice shall be accompanied by an officer’s certificate setting forth the number of Warrant Shares issuable and the Exercise Price thereof after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the computation thereof, which officer’s certificate shall be conclusive evidence of the correctness of any such adjustment absent manifest error.

(e)           The Company shall not be required to issue fractions of shares of Common Stock or other capital stock of the Company upon the exercise of this Warrant. If any fraction of a share of Common Stock would be issuable on the exercise of this Warrant (or specified portions thereof), the Company shall purchase such fraction for an amount in cash equal to the same fraction of the average closing sale price (or average of the closing bid and asked prices, if closing sale price is not available) of Common Stock for the 10 trading days ending on and including the date of exercise of this Warrant.

(f)            No adjustment in the Exercise Price per Warrant Share shall be required if such adjustment is less than $0.05; provided, however, that any adjustments which by reason of this Section 5 are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

(g)           Whenever the Exercise Price payable upon exercise of this Warrant is adjusted pursuant to subsection (a) above, the number of Warrant Shares issuable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of Warrant Shares theretofore issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

6.                                       Reclassification; Reorganization; Merger, etc.

(a)           In case of any capital reorganization, other than in the cases referred to in Section 5(a) hereof, or the consolidation or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the continuing corporation, and which does not result in any reclassification of the outstanding shares of Common Stock or the conversion of such outstanding shares of Common Stock into shares of other stock or other securities or property), or in the case of any sale, lease, or conveyance to another corporation of the property and assets of any nature of the Company as an entirety or substantially as an entirety (such actions being hereinafter collectively referred to as “Reorganizations”), there shall thereafter be deliverable upon exercise of this Warrant (in lieu of the number of Warrant Shares theretofore deliverable) the number of shares of stock or other securities or property to which a holder of the respective number of Warrant Shares which would otherwise have been deliverable upon the exercise of this Warrant would have been entitled upon such Reorganization if this Warrant had been exercised in full immediately prior to such Reorganization. In case of any Reorganization, appropriate adjustment, as determined in good faith by the Board of Directors of the Company, shall be made in the application of the provisions herein set forth with respect to the rights and interests of the Holder so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares or other property thereafter deliverable upon exercise of this Warrant. Any such adjustment shall be made by, and set forth in, a supplemental agreement between the Company, or any successor thereto, and the Holder, with respect to this Warrant, and shall for all purposes hereof conclusively be deemed to be an appropriate adjustment. The Company shall not effect any such Reorganization unless, upon or prior to the consummation thereof, the successor corporation, or if the Company shall be the surviving corporation in any such Reorganization and is not the issuer of the shares of stock or other securities or property to be delivered to holders of shares of the Common Stock outstanding at the effective time thereof, then such issuer, shall assume by written instrument the obligation to deliver to the Holder such shares of stock, securities, cash, or other property as such Holder shall be entitled to purchase in accordance with the foregoing provisions. In the event of sale, lease, or conveyance or other transfer of all or substantially all of the assets of the Company as part of a plan for liquidation of the Company, all rights to exercise this Warrant shall terminate 30 days after the Company gives written notice to the Holder that such sale or conveyance or other transfer has been consummated.

(b)           In case of any reclassification or change of the shares of Common Stock issuable upon exercise of this Warrant (other than a change in par value or from a specified par value to no par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), or in case of any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), the Holder or holders of this Warrant shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such reclassification, change, consolidation, or merger by a holder of the number of Warrant Shares for which this Warrant might have been exercised immediately prior to such reclassification, change, consolidation, or merger. Thereafter, appropriate provision shall be made for adjustments which shall be as nearly equivalent as practicable to the adjustments in Section 5.

(c)           The above provisions of this Section 6 shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales, leases, or conveyances.

7.                                       Notice of Certain Events.

In case at any time the Company shall propose:

(a)           to pay any dividend or make any distribution on shares of Common Stock in shares of Common Stock or make any other distribution (other than regularly scheduled cash dividends which are not in a greater amount per share than the most recent such cash dividend) to all holders of Common Stock; or

(b)           to issue any rights, warrants, or other securities to all holders of Common Stock entitling them to purchase any additional shares of Common Stock or any other rights, warrants, or other securities; or

(c)           to effect any reclassification or change of outstanding shares of Common Stock or any consolidation, merger, sale, lease, or conveyance of property, as described in Section 6; or

(d)           to effect any liquidation, dissolution, or winding-up of the Company;

(e)           to take any other action which would cause an adjustment to the Exercise Price per Warrant Share; then, and in any one or more of such cases, the Company shall give written notice thereof by registered mail, postage prepaid, to the Holder at the Holder’s address as it shall appear in the Warrant Register, mailed at least 15 days prior to; (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such dividend, distribution, rights, warrants, or other securities are to be determined; (ii) the date on which any such reclassification, change of outstanding shares of Common Stock, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up is expected to become effective and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange their shares for securities or other property, if any, deliverable upon such reclassification, change of outstanding shares, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up; or (iii) the date of such action which would require an adjustment to the Exercise Price per Warrant Share.

8.                                       Charges and Taxes.

The issuance of any shares or other securities upon the exercise of this Warrant and the delivery of certificates or other instruments representing such shares or other securities shall be made without charge to the Holder for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

9.                                       Periodic Reports.

The Company agrees that until all the Warrant Shares shall have been sold pursuant to Rule 144 under the Securities Act, it shall use its best efforts to keep current in filing all reports, statements, and other materials required to be filed with the Commission to permit holders of the Warrant Shares to sell such securities under Rule 144 under the Securities Act.

10.                                 Legend.

Until sold pursuant to the provisions of Rule 144 or otherwise registered under the Securities Act, the Warrant Shares issued on exercise of the Warrants shall be subject to a stop transfer order and the certificate or certificates representing the Warrant Shares shall bear the following legend:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD ,PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THE SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.

11.                                 Loss; Theft; Destruction; Mutilation.

Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant (and upon surrender of any Warrant if mutilated), and upon receipt by the Company of reasonably satisfactory indemnification, the Company shall execute and deliver to the Holder thereof a new Warrant of like date, tenor, and denomination.

12.                                 Stockholder Rights.

The Holder of any Warrant shall not have, solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.

13.                                 Governing Law.

This Warrant shall be construed in accordance with the laws of the State California applicable to contracts made and performed within such State, without regard to principles of conflicts of law.

[Remainder of page intentionally left blank; signatures follow]

IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed on the 10th day of November, 2005.

SMALL WORLD KIDS, INC.

By:
	Name:	Debra Fine
	Title:	Chief Executive Officer

HOLDER

By:
Name:
Title:

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the attached Warrant.)

FOR VALUE RECEIVED,                   hereby sells, assigns, and transfers unto                   a Warrant to purchase                   shares of Common Stock, $.001 par value, of Small World Kids, Inc., a Nevada corporation (the “Company”), and does hereby irrevocably constitute and appoint                   attorney to transfer such Warrant on the books of the Company, with full power of substitution.

Dated:	Signature:

ELECTION TO EXERCISE

To:                              Small World Kids, Inc.
5711 Buckingham Parkway
Culver City, California 90230
Attention:  Debra Fine
Fax:  310-258-1194

The undersigned hereby exercises his, her, or its rights to purchase                       shares of Common Stock, $.001 par value (“the Common Stock”), of Small World Kids, Inc. a Nevada corporation (the “Company”), covered by the within Warrant and tenders payment herewith in the amount of $        or pursuant to the cashless exercise feature set forth in Section 1 in accordance with the terms thereof, and requests that certificates for the securities constituting such shares of Common Stock be issued in the name of, and delivered to:

(Print Name, Address, and Social Security or Tax Identification Number)

Further, if such number of shares of Common Stock shall not constitute all such shares of Common Stock covered by the within Warrant, that a new Warrant for the balance of the shares of Common Stock covered by the within Warrant shall be registered in the name of, and delivered to, the undersigned at the address stated below.

Dated:	, 20	Name:
(Print)

Address:

(Signature)